Exhibit 10.2

CONSOLIDATED, AMENDED AND RESTATED

TERM PROMISSORY NOTE

$16,000,000.00	Stamford, Connecticut	August 22, 2019

FOR VALUE RECEIVED, the undersigned, CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC., a Delaware corporation, having an address at 132 East Putnam Avenue, Cos Cob, Connecticut 06807 (“CSSE”) and SCREEN MEDIA VENTURES, LLC, a Delaware limited liability company, having an address at 800 Third Avenue, 3rd Floor, New York, New York 10022 (“SMV” and together with CSSE, individually and collectively, the “Maker”), jointly and severally, promises to pay to the order of PATRIOT BANK, N.A. (together with its successors and assigns and the holder of this Note, collectively, the “Lender” or the “Holder”), at its office located at 900 Bedford Street, Stamford, Connecticut 06901, the principal sum of SIXTEEN MILLION and 00/100 DOLLARS ($16,000,000.00) (the “Loan”), together with interest payable at the rate and in the manner provided in this Consolidated, Amended and Restated Term Promissory Note (this “Note”), together with all taxes assessed upon said sum (other than income or franchise taxes) against Holder and any costs and expenses, including reasonable attorneys’ fees, incurred in the collection of this Note or in protecting or sustaining the lien of the same.

1.1.	INTEREST RATE.

Commencing the date hereof until the Maturity Date (as defined herein), the outstanding principal balance of this Note shall bear interest, payable monthly in arrears, at a fixed rate equal to five and three-quarters percent (5.75%) per annum (the “Interest Rate”), on the outstanding balance of the Loan from time to time.

1.2.	ADVANCES.

Lender shall advance the full amount of the Loan on the date hereof, upon the request of Maker, in accordance with the terms of Section 3.3 of that certain Amended and Restated Loan and Security Agreement by and among Maker, BD Productions, LLC, a Connecticut limited liability company (“BDP”), 757 Film Acquisition LLC, a Delaware limited liability company, (“757”), Screen Media Films, LLC, a Delaware limited liability company (“SMF”), Pivotshare, Inc., a Delaware corporation (“Pivotshare”), A Sharp Inc., a Delaware corporation (“A Sharp”), and Crackle Plus, LLC, a Delaware limited liability company (“Crackle Plus” and together with BDP, 757, SMF, Pivotshare and A Sharp, individually and collectively, the “Guarantors”), and Lender, dated of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), subject to the terms stated herein and provided there has been no Event of Default under the Loan Agreement.

2.1	REPAYMENT.

The principal sum and interest shall be due and payable in installments as follows:

a.       Interest on the outstanding principal balance from the date hereof to and including the last day of the month in which this Note is dated shall be payable on the date hereof.

b.       Commencing on October 1, 2019, and continuing on the same date of each subsequent month thereafter during the term of the Loan up to and including the Maturity Date, Maker shall make equal monthly payments of principal in the amount of TWO HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 DOLLARS ($266,666.67), plus interest, amortized on a straight line basis, which is the sum required to repay the outstanding balance of the Loan amortized over a period of sixty (60) months at the Interest Rate, with a final installment in the amount of the unpaid principal balance, together with all accrued and unpaid interest and any other sums due on the Maturity Date.

c.       The entire principal balance of the indebtedness evidenced by this Note and all interest and other amounts from time to time payable under this Note shall be paid in full no later than September 1, 2024 (the “Maturity Date”).

d.       The annual Interest Rate for this Note is computed on a 360 day year basis and charged according to the actual number of days the principal balance is outstanding in any month or payment period.

e.       All payments of principal and interest shall be made in lawful money of the United States which shall be legal tender in payment of all debts at the time of payment. Any check, draft or money order remitted in settlement of this Note may be handled for collection in accordance with the practice of the collecting bank or banks and shall not be deemed payment until the money is actually received by Holder of this Note.

2.2	USE OF LOAN PROCEEDS.

a.       Maker covenants and agrees that the proceeds of the Loan shall be used for the purpose set forth in Section 3.4 of the Loan Agreement and for no other purpose.

b.       Maker attests that the proceeds of this Note are to be used for commercial purposes and that no part of such proceeds will be used, in whole or in part, for purchasing or carrying any “margin security” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

3.	COVENANTS.

At no time during the term of the Loan shall Maker violate those certain covenants as more particularly set forth in Sections 4, 7 and 8 of the Loan Agreement.

4.	APPLICATION OF PAYMENTS.

At Lender’s election and subject to the terms of any participation agreement relating to the Loan, payments will be applied first to fully pay costs and expenses incurred by Lender in collecting this Note or in sustaining and/or enforcing any security granted to secure this Note, if any, then to fully pay any outstanding late charges or prepayment fees, then to fully pay accrued interest and the remainder will be applied to principal.

5.	LATE CHARGE.

Maker shall pay Holder a late charge of five percent (5%) of the amount of any payment not received by Holder within ten (10) days after the installment is due, to cover the additional expenses involved in handling such overdue installment. This charge shall be in addition to, and not in lieu of, any other remedy Holder may have and is in addition to any reasonable fees and charges of any agents or attorneys which Lender is entitled to employ in the event of default hereunder, whether authorized herein or by applicable law. Maker will pay this late charge promptly, but only once for each late payment.

6.	DEFAULT.

Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the entire outstanding balance of this Note shall, at the option of Holder, become immediately due and payable without notice or demand, and in any event, interest shall immediately accrue at a “default rate” which means the rate of interest which is eighteen percent (18%) per annum, but in no event to exceed the maximum rate allowed by applicable law.

Failure to exercise any option to accelerate upon the occurrence of an Event of Default or other circumstance permitting the exercise of such option shall not constitute a waiver of the default or of the right to exercise such option at a later time so long as such default or other circumstance continues to exist, and shall not constitute a waiver of the right to exercise such option in the event of any other default or circumstance specified herein.

7.	PREPAYMENT.

Maker may prepay the Loan in part or in full at any time without penalty or premium provided it gives Lender at least ten (10) days’ prior written notice of any such intended prepayment.

Any partial payments shall not affect Maker’s obligation to make the regular installments required hereunder until the Loan is paid in full.

8.	PREJUDGMENT REMEDY WAIVER.

MAKER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. MAKER AND ANY SUBSEQUENT ENDORSER OR OTHER ACCOMMODATION MAKER HEREBY VOLUNTARILY WAIVES ANY RIGHTS TO NOTICE OR HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED, OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF. MAKER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. MAKER FURTHER WAIVES ANY REQUIREMENTS THAT LENDER OBTAIN A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOAN.

9.	WAIVER OF RIGHT TO TRIAL BY JURY.

MAKER AND ANY SUBSEQUENT ENDORSER OR OTHER ACCOMMODATION MAKER (COLLECTIVELY, THE “OBLIGOR”) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THIS NOTE OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY OBLIGOR, AND OBLIGOR ACKNOWLEDGES THAT LENDER HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. OBLIGOR ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE OBLIGOR OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY OBLIGOR. OBLIGOR FURTHER ACKNOWLEDGES THAT OBLIGOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED BY OBLIGOR AND THAT OBLIGOR HAS HAD THE TIME TO DISCUSS THIS WAIVER WITH ITS LEGAL COUNSEL.

10.	DELAY IN ENFORCEMENT.

The liability of Maker and Obligor under this Note is unconditional and shall not be affected by an extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by Holder. Any failure by Holder to exercise any right it may have under this Note is not a waiver of Holder’s right to exercise the same or any other right at any other time.

11.	CHANGES.

No agreement by Holder to change, waive or release the terms of this Note will be valid unless it is in writing and signed by Maker and Holder.

12.	WAIVER.

EACH OF MAKER AND OBLIGOR WAIVES PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR.

13.	CONNECTICUT LAW.

The provisions of this Note shall be governed by the laws of the State of Connecticut.

14.	JURISDICTION AND VENUE.

Any action or proceeding to enforce or defend any rights under this Note or under any agreement, instrument or other document contemplated hereby or related hereto; directly or indirectly related to or connected with the Loan or the administration or enforcement thereof; or arising from the debtor/creditor relationship of Maker and Lender shall be brought only in the Superior Court of Connecticut or the United States District Court for the District of Connecticut. The parties hereto agree that any proceeding instituted in either of such courts shall be of proper venue, that such courts shall have personal jurisdiction over the parties and that any and all pleadings, summons, motions and other process in such proceeding shall be fully and effectively served when transmitted by United States Mail (registered or certified), postage and registry fees prepaid. Any judgment or decree obtained in any such action or proceeding may be filed or enforced in any other appropriate court.

15.	RIGHT OF SET-OFF.

Upon the occurrence of any Event of Default, Lender shall have the right to set-off against the Loan all of Maker’s deposits, credit and property now or hereafter in the possession or control of Lender, its agent or bailee or in transit to it. Lender may apply the same, or any part thereof, to the Loan balance without prior notice or demand.

16.	INVALIDITY.

If any provision of this Note or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Note nor the application of the provision to other persons or circumstances shall be affected.

17.	JOINT AND SEVERAL LIABILITY, BINDING EFFECT.

This Note and all obligations hereunder, to the extent signed by more than one party, shall be the joint and several obligations of each Maker, and any endorsers or other accommodation makers, and each provision hereof shall apply to each and all jointly and severally. The provisions of this Note are binding on the successors and assigns of Maker and shall inure to the benefit of Lender, its successors and assigns and to subsequent Holders of this Note.

18.	INTERPRETATION.

Captions and headings used in this Note are for convenience only. The term “Maker” and any pronoun referring thereto as used herein shall be construed in the masculine, feminine or neuter as the context may require. The singular includes the plural and the plural includes the singular. “Any” means any and all. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

19.	RECOVERY OF PAYMENT.

To the extent the Loan is reduced or paid in full by reason of any payment to Lender by any Obligor, and all or any part of such payment is rescinded, avoided or recovered from Lender for any reason whatsoever, including, without limitation, any proceedings in connection with the insolvency, bankruptcy or reorganization of such Obligor, the amount of such rescinded, avoided or refused payment shall be added to or, in the event the Note has been previously-paid in full, shall revive the principal balance of this Note upon which interest may be charged at the applicable rate set forth in this Note and shall be considered part of the Loan and all terms and provisions herein shall thereafter apply to same.

20.	NO VIOLATIONS OF GOVERNMENTAL PROHIBITIONS.

Neither the making of the Loan, nor the receipt of Loan proceeds by Maker, violates any Law applicable to Maker, including, without limitation, any of the Terrorism Laws. Neither the making of the Loan, nor the receipt of Loan proceeds by Maker (a “Principal Party”) violates any of the Terrorism Laws applicable to any of the Principal Parties. To Maker’s best knowledge, no holder of any direct or indirect equitable, legal or beneficial interest in Maker or any Principal Party is the subject of any of the Terrorism Laws. No portion of the Loan proceeds will be used, disbursed or distributed by Maker for any purpose, or to any Person, directly or indirectly, in violation of any Law including, without limitation, any of the Terrorism Laws. As used in this Agreement, the term “Terrorism Laws” means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), and the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies and any other requirements of any Governmental Agency (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other States or localities.

21.	SERVICE OF PROCESS.

MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF CONNECTICUT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON MAKER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER AT THE ADDRESSES AS SET FORTH IN THIS NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. MAKER WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENT TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

22.	COMPLIANCE WITH GOVERNMENTAL PROHIBITIONS.

No portion of the Loan proceeds will be used, disbursed or distributed by Maker for any purpose, or to any Person, in violation of any Law including, without limitation, any of the Terrorism Laws. Maker shall provide Lender with immediate written notice (a) of any failure of any of the representations and warranties set forth in Section 20 of this Note to be true, correct and complete in all respects at any time, or (b) if Maker obtains knowledge that Maker, or any holder at any time of any direct or indirect equitable, legal or beneficial interest in Maker is the subject of any of the Terrorism Laws. Maker shall immediately and diligently take, or cause to be immediately and diligently taken, all necessary action to comply with all Terrorism Laws and to cause the representations and warranties set forth in Section 20 of this Note to be true, correct and complete in all respects.

23.	NOTICES.

A demand upon or notice to Maker hereunder shall be deemed sufficient and commercially reasonable notice and shall be effective if given in accordance with Section 11.9 of the Loan Agreement.

24.	AMENDED, RESTATED AND CONSOLIDATED NOTE.

Maker acknowledges, agrees, and understands that this Note is given in replacement of and in substitution for, but not in payment of, that (i) certain Amended and Restated Commercial Revolving Line of Credit Promissory Note, dated December 27, 2018, executed by Maker in favor of Lender in the original principal amount of up to Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), together with that certain Amended and Restated Automatic Payment Addendum to Commercial Revolving Line of Credit Promissory Note, dated December 27, 2018, executed by Maker in favor of Lender (as amended, supplemented or otherwise modified from time to time, the “LOC Note”) and (ii) that certain Term Promissory Note, dated April 27, 2018, executed by Maker in favor of Lender in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00), together with that certain Automatic Payment Addendum to Term Promissory Note, dated April 27, 2018, executed by Maker in favor of Lender (as amended, supplemented or otherwise modified from time to time, the “Term Note” and together with the LOC Note, collectively, the “Prior Notes”). Maker further acknowledges, agrees and understands that: (a) the obligations of Maker as evidenced by the Prior Notes shall continue in full force and effect, as amended and restated in their entirety by this Note, all of such obligations being hereby ratified and confirmed by Maker; (b) any and all Liens, pledges, assignments and security interests securing Maker’s obligations under the Prior Notes shall continue in full force and effect, are hereby ratified and confirmed by Maker, and are hereby acknowledged by Maker to secure, among other things, all of Maker’s obligations to Lender under this Note, with the same priority, operation and effect as that relating to the obligations under the Prior Notes; (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of Maker with respect to the Indebtedness originally described in the Prior Notes or any of the Liens, pledges, assignments and security interests securing such obligations; and (d) this Note consolidates and combines (in addition to amending and restating) the Prior Notes and the indebtedness evidenced thereby into one indebtedness in the principal amount of $16,000,000.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned have executed this Consolidated, Amended and Restated Term Promissory Note as of the date and year first written above.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:

MAKER:

Name:	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.,
a Delaware corporation

Name:
	By:	/s/ Christopher R. Mitchell
Name: Christopher R. Mitchell
Title: Chief Financial Officer
Duly Authorized

SCREEN MEDIA VENTURES, LLC,
Name:	a Delaware limited liability company

	By:	Chicken Soup for the Soul Entertainment Inc.,
a Delaware corporation
Its Manager

Name:

	By:	/s/ Christopher R. Mitchell
Name: Christopher R. Mitchell
Title: Chief Financial Officer
Duly Authorized